SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche MLP & Energy Infrastructure Fund

The following information supplements the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section and the “WHO MANAGES AND OVERSEES THE FUND” sub-heading of the “FUND DETAILS” section of the fund’s prospectus:

The Advisor has contractually agreed through September 30, 2017 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest expenses and dividend expenses on short sales) at 1.65%, 2.40%, 1.40% and 1.50% for Class A, Class C, Institutional Class and Class S, respectively. The agreement may only be terminated with the consent of the fund’s Board.

Please Retain This Supplement for Future Reference

February 28, 2017
PROSTKR-765